Kayne Anderson MLP Investment Company Announces Public Offering of Common Stock
Houston, TX — July 30, 2009 — Kayne Anderson MLP Investment Company (the “Company”) (NYSE: KYN) announced that it has commenced a public offering of 4,000,000 shares of its common stock. The Company also intends to grant the underwriters a 45-day option to purchase up to 600,000 additional common shares to cover over-allotments, if any. Net proceeds from the offering will be used to make additional portfolio investments that are consistent with its investment objective.
UBS Securities LLC, Citigroup Global Markets Inc., and Morgan Stanley & Co. Incorporated are acting as joint book-running managers. RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, SMH Capital Inc. and Wunderlich Securities, Inc. are acting as co-managing underwriters on the offering. A copy of the preliminary prospectus supplement and prospectus relating to the offering may be obtained from the following addresses:

UBS Securities LLC	Citigroup Global Markets Inc.
Attn: Prospectus Department	Attn: Prospectus Department
299 Park Avenue	Brooklyn Army Terminal
New York, NY 10171	140 58th Street, 8th Floor
Telephone: 888-827-7275	Brooklyn, NY 11220
Telephone: 800-831-9146

Morgan Stanley & Co. Incorporated
Attn: Prospectus Department
180 Varick Street, 2nd Floor
New York, NY 10014
Email: prospectus@morganstanley.com
Telephone: 866-718-1649
     Investors may also obtain these documents free of charge from the Company’s website at www.kaynefunds.com or the SEC’s website at www.sec.gov.
     An investor should read the Company’s preliminary prospectus supplement and prospectus carefully before investing. The preliminary prospectus supplement and prospectus contain important information about the Company and its investment objective and policies, risks, charges and expenses.
     This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.
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     Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, whose common stock is traded on the NYSE. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.
CONTACT:
KA Fund Advisors, LLC
Monique Vo, 877-657-3863
http://www.kaynefunds.com